SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

THIS DOCUMENT IS A COPY OF THE FORM 8-K FILED ON AUGUST 29, 1996
PURSUANT TO A RULE 201 TEMPORARY HARDSHIP EXEMPTION.


FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 13,
1996


                       FEDDERS CORPORATION

       (Exact name of registrant as specified in its charter)

                            Delaware
(State of Other Jurisdiction of Incorporation)

      1-8831                              22-2572390
(Commission File Number)     (IRS Employer Identification Number)

      505 Martinsville Road
      Liberty Corner, New Jersey               07977
(Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code (908) 604-8686

Item 2.  Acquisition or Disposal of Assets

On August 6, 1996, the shareholders of Fedders Corporation approved the merger with NYCOR, Inc. (NYCOR). The merger was completed on August 13, 1996. NYCOR was a manufacturer of compressors and heating and cooling chips and Fedders intends to continue such business. Each share of NYCOR Class A, Class B and Common Stock was converted into the right to receive one share of Fedders Convertible Preferred Stock. The NYCOR Convertible Debentures were assumed by Fedders as Fedders Convertible Debentures with the same 8.5% interest rate and convertible into
2.22 shares of Fedders Class A Stock. The Fedders Convertible Preferred Stock is listed on the New York Stock Exchange under the symbol FJAPr and commenced trading on August 14, 1996. The convertible debentures are listed on the New York Stock Exchange under the symbol FJA12, also effective on August 14, 1996.

Rider 1-A

Item 7.  Financial Statements and Exhibits

(a)  Financial Statements of Business Acquired

It is not practicable to provide the required financial information at the date hereof. The financial statements will be filed under cover of an amendment to the Form 8-K as soon as practicable but, in any event, no later than 60 days after August
28, 1996.

(b)  Pro Forma Financial Statements

It is not practicable to provide the required pro forma financial information at the date hereof. The pro forma financial statements will be filed under cover of an amendment to the Form
8-K as soon as practicable but, in any event, no later than 60 days after August 28, 1996.

(c)  Exhibits

Exhibit No.    Description

  2. The Agreement and Plan of Merger dated November 30, 1995, as amended by Amendment No. 1 dated March 15, 1996 and Amendment No. 2 dated as of April 10, 1996 (incorporated by reference to Annex A to the Proxy Statement - Prospectus dated May 10, 1996 included in the Registrant's Registration Statement on Form S-4 (No. 333-00483)).

  4(1)  Restated Certification of Incorporation of Fedders
Corporation, as amended through April 24, 1992 (incorporated by reference to Exhibit 3(i) to the Registration Statement on Form
S-4 of Fedders Corporation (No. 333-00483)).

  4(2) Form of Certificate of Powers, Designation, Preferences, Rights and Limitations of Convertible Preferred Stock of Fedders Corporation (incorporated by reference to Exhibit 2 to the Registration Statement on Form 8-A of Fedders Corporation dated July 31, 1996).

  4(3) By-laws of Fedders Corporation, as amended through January 26, 1988 (incorporated by reference to Exhibit 3(vii) to the Registrant's Annual Report Form 10-K for the year ended
August 31, 1987 [Commission File No. 1-8831]).

  4(4)  Form of Indenture between NYCOR, Inc. and The First
National Bank of Boston (incorporated by reference to Exhibit
4(i) to Amendment No. 1 to the Registration Statement on Form S-2 of NYCOR, Inc. (No. 33-14801)).

SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FEDDERS CORPORATION



                                        By /s/Thomas A. Kroll
                                           Thomas A. Kroll
                                           Corporate Controller



Date:  August 29, 1996           Signing both in his capacity as
                                 Corporate Controller on behalf
                                 of the Registrant

RIDER 1-A






  Salvatore Giordano, Sal Giordano, Jr. and Joseph Giordano who were directors and substantial owners of capital stock of NYCOR are directors and substantial owners of capital stock of Fedders. As a result of the merger, each of these individuals became the beneficial owner of more than 5% of the Convertible Preferred Stock of Fedders.